Exhibit 10.1
General Finance Corporation
$60,000,000
7.875% Senior Notes due 2025
Underwriting Agreement
October 21, 2020
D.A. Davidson & Co.
8 Third Street North
The Davidson Building
Great Falls, Montana 59401

B. Riley Securities, Inc.
299 Park Avenue, 21st Floor
New York, New York 10171

Janney Montgomery Scott LLC
1717 Arch Street, Floor 22
Philadelphia, Pennsylvania 19103

As Representatives of the several underwriters listed in Schedule I hereto
Ladies and Gentlemen:
General Finance Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell $60,000,000 aggregate principal amount of its 7.875% Senior Notes due 2025 (the “Firm Securities”), to the underwriters listed on Schedule I hereto (the “Underwriters”), for whom D.A. Davidson & Co., B. Riley Securities, Inc. and Janney Montgomery Scott LLC are acting as the representatives (the “Representatives”).  In addition, the Company proposes to grant to the Underwriters an option to purchase up to an aggregate $9,000,000 principal amount of 7.875% Senior Notes due 2025 (the “Option Securities” and together with the Firm Securities that the Underwriters elect to purchase pursuant to Section 2 hereof, the “Notes”).  The Notes will be issued pursuant to the indenture, dated as of June 18, 2014 (the “Base Indenture”) between the Company and Wells Fargo Bank, N.A., as trustee (the “Original Trustee”), as supplemented by the third supplemental indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Original Trustee and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to be dated the Closing Date (as defined below).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-227399), including a base prospectus, relating to various debt and equity securities of the Company, including the Notes.  Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means the base prospectus together with any preliminary prospectus supplement relating to the offering of the Notes used prior to the filing of the Prospectus and deemed part of the Registration Statement that omits the Rule 430 Information; and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Notes.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Any reference in this underwriting agreement (this “Agreement”) to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be (such date, the “Effective Date”) and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.
At or prior to the time when sales of the Notes were first made (the “Initial Time of Sale”), the Company had prepared the following information (collectively with the information referred to in the next succeeding sentence, the “Disclosure Package”): a Preliminary Prospectus dated October 20, 2020, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Schedule II hereto as constituting part of the Disclosure Package.  As used in this paragraph and elsewhere in this Agreement, “Initial Time of Sale” means 3:23 p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.
The term “Free Writing Prospectus” as used herein shall have the meaning set forth in Rule 405 of the Securities Act.

The term “subsidiary” means each entity, at least a majority of the capital stock or other equity or voting securities of which are controlled or owned, directly or indirectly, by the Company.  The term “domestic subsidiary” means any subsidiary of the Company duly organized under the laws of any U.S. state.

For the purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, any Free Writing Prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
  Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with the Underwriters as of the date hereof and as of each “Delivery Date” (as defined below in Section 4) that:
(a)
In connection with the transactions contemplated by this Agreement, the Registration Statement with respect to the Notes, and such amendments or post-effective amendments to such registration statement as may have been required to the date of this Agreement, have been prepared by the Company in conformity with the requirements of the Securities Act and have been filed with the Commission in the form heretofore delivered to the Representatives.  Copies of the Registration Statement, including any amendments thereto, each Preliminary Prospectus contained therein, and the exhibits, financial statements and schedules thereto have heretofore been made available by the Company to the Underwriters.  A final Prospectus will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Securities Act.  The Company (including its respective agents and representatives, other than each Underwriter in its capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes (each such communication (other than a communications referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) Disclosure Package and (v) any electronic road show or other written communications, in each case, approved in writing in advance by the Representatives.  Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby); provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(b)
The Registration Statement has been declared effective by the Commission.  Neither the Commission nor any state or other jurisdiction or other regulatory body has issued, and none is, to the knowledge of the Company, threatening in writing to issue, any stop order under the Securities Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the qualification or registration of the Notes for offering or sale in any jurisdiction nor instituted or, to the knowledge of the Company, threatened in writing to institute proceedings for any such purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering.  The Company meets the requirements for the use of Form S-3, set forth in the General Instructions thereto; the offering and sale of the Notes as contemplated hereby meets the requirements for use of Form S-3, set forth in the General Instructions thereto; at the time the Registration Statement was initially filed and at the time it became effective, the Company was a “smaller reporting company,” as such term is defined in Rule 12b-2 under the Exchange Act, and has received no objection from the Commission to its designation as such; and the Company has received no objection from the Commission as to its eligibility to use Form S-3.
(c)
As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”).  The Disclosure Package as of the Initial Time of Sale, each Preliminary Prospectus, when filed with the Commission, and the Prospectus and any amendments or supplements thereto when they are filed with the Commission or become effective, as the case may be, in all material respects conformed or will conform, as the case may be, to the requirements of the Securities Act.  Neither the Registration Statement nor any amendment thereto, as of the applicable Effective Date, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  No Preliminary Prospectus, when filed with the Commission, contained or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Neither the Prospectus nor any amendment or supplement thereto contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Neither the Disclosure Package nor any amendment or supplement thereto, at the Initial Time of Sale, contained or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the Company makes no representation or warranty (i) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act or (ii) as to information contained in or omitted from the Registration Statement, any Preliminary Prospectus, the Disclosure Package or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished by the Underwriters to the Company relating to the Underwriters for use in the preparation.

(d)
The documents incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Disclosure Package, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(e)
The Preliminary Prospectus, any Free Writing Prospectus and the Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), were identical to the copies thereof delivered to the Underwriters for use in connection with the offer and sale of the Notes.
(f)
The Company is not an “ineligible issuer” as defined in Rule 405 under the Securities Act in connection with the offering; each Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Except for the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto, neither the Company nor any of its agents or representatives (other than the Underwriters in their capacity as such) has prepared, used or referred to, or will, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus.

(g)
Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as otherwise set forth or expressly contemplated therein, (i) there has not been any change in the capital stock or long-term debt of the Company or its subsidiaries (except for newly-issued shares issued pursuant to the Company’s or any subsidiary’s employee benefit plans, stock-based incentive plans, incentive compensation plans, or other similar plans in the ordinary course of business and borrowings and repayments under the Company’s or subsidiary’s credit facilities in the ordinary course of business) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition (financial or otherwise), business, properties, stockholders’ equity or results of operations of the Company or its subsidiaries taken as a whole; (ii) there have been no transactions entered into by the Company or its subsidiaries, other than transactions entered into in the ordinary course of business, that are material with respect to the Company or its subsidiaries taken as a whole; (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or its subsidiaries on any class of its respective capital stock or membership interests (iv) there has not been any material addition, or development involving a prospective material addition, to the liability of any subsidiary for future policy benefits, policyholder account balances and other claims, other than in the ordinary course of business, (v) no member of the Company’s or any subsidiary’s management or board of directors has resigned from any position with the Company or any subsidiary.
(h)
The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Disclosure Package and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiaries, and any real property and buildings held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries.
(i)
The Company and its subsidiaries have been duly incorporated or organized and are validly existing as corporations or limited liability companies, in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Disclosure Package and Prospectus; and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification; except where the failure to so qualify would not result in a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”); and each of the Company and its subsidiaries holds all material licenses, certificates, authorizations and permits from governmental authorities necessary for the conduct of its business as described in the Disclosure Package and Prospectus.

(j)
The Company has an authorized and outstanding capitalization as set forth in the Disclosure Package and the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and conform to the description of the capital stock of the Company contained in the Disclosure Package and the Prospectus; there are no preemptive or other rights to subscribe for or to purchase any securities of the Company under the Amended and Restated Certificate of Incorporation of the Company, Delaware law or any agreement or arrangement to which the Company is a party; except as described in the Disclosure Package and the Prospectus, there are no warrants, options or other rights to purchase any securities of the Company which have been granted by the Company; and neither the filing of the Registration Statement nor the offering or sale of the Notes as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company.
(k)
The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and an implied covenant of good faith and fair dealing.
(l)
The Notes have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the relevant Delivery Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture.
(m)
The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.
(n)
The statements in each of the Disclosure Package and the Prospectus under the captions “Description of the Notes” and “Material U.S. Federal Income Tax Considerations” in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.

(o)
The execution, delivery and performance by the Company of this Agreement and the Indenture, the issuance and sale of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries is bound or to which any of the property or assets of the Company or its subsidiaries is subject, except as would not, individually or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the certificate of incorporation, bylaws, articles of organization or operating agreement, as the case may be, of the Company or its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body or any regulatory authority having jurisdiction over the Company or its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body or any regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under the Securities Act, under state securities or Blue Sky laws, any necessary listing application with The Nasdaq Global Market (“NASDAQ”) and under the rules of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Notes by the Underwriters.
(p)
There are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental or regulatory agency, court or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company or any of its subsidiaries or involving the Company’s or any of its subsidiaries properties or business, other than litigation incident to the kind of business conducted by the Company and its subsidiaries which, individually and in the aggregate, is not material.  Neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, memorandum of understanding, consent agreement or other regulatory enforcement action, proceeding or order that would reasonably be expected to result in a Material Adverse Effect.
(q)
Crowe LLP, the independent registered accounting firm that certified the financial statements of the Company and its subsidiaries that are included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder and by the rules of the Public Company Accounting Oversight Board, and its accountants have advised the Company that they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the related rules and regulations of the Commission.

(r)
All employee benefit plans established, maintained or contributed to by the Company and its subsidiaries comply in all material respects with all applicable requirements of Employee Retirement Income Security act of 1974 (“ERISA”) (or any comparable Australian, New Zealand and Canadian laws) and, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, no such plan has incurred or assumed an “accumulated funding deficiency” within the meaning of Section 302 of ERISA or has incurred or assumed any material liability to the Pension Benefit Guaranty Corporation.
(s)
The consolidated financial statements of the Company, together with related notes, as set forth in the Registration Statement, the Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position and the results of operations of the Company at the indicated dates and for the indicated periods, all in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied throughout the periods presented except as noted in such financial statements and the notes thereon, and all adjustments necessary for a fair presentation in all material respects of results for such periods have been made; and the selected financial information included or incorporated by reference in the Prospectus presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with the financial statements presented therein.  All disclosures contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act, as applicable.  The Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Disclosure Package or the Prospectus.  There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus that are not included or incorporated by reference as required.
(t)
Neither the Company nor any of its subsidiaries is, or after giving effect to the offering and sale of the Notes as herein contemplated will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.
(u)
The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, foreign, provincial and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants in the United States, Australia, New Zealand, Canada and any other geographic regions where the Company and its subsidiaries operate (“Environmental Laws”); (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(v)
The Company keeps books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, maintains a system of disclosure controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is aware of (x) any material weakness in its internal control over financial reporting or (y) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.
(w)
To the extent that the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission and NASDAQ thereunder have been applicable to the Company, there is, and has been, no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act or such rules and regulations.  The Company has taken all necessary actions to ensure that it is in compliance with all provisions of the Sarbanes-Oxley Act and such rules and regulations that are in effect and with which the Company is required to comply.
(x)
There are no contracts or documents which are required to be described in the Registration Statement, the Disclosure Package and the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.
(y)
The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; since July 1, 2017, neither the Company nor any of its subsidiaries have been refused any material insurance coverage sought or applied for and neither the Company nor any of its subsidiaries have any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue the Company’s and each of its subsidiaries’ business at a cost that would not have a Material Adverse Effect.
(z)
The Company and its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns that have been required to be filed (or have received extensions with respect thereto) other than those filings being contested in good faith, and have paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith.

(aa)
No relationship, direct or indirect, exists between or among the Company and its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company and its subsidiaries, on the other hand, that is required by the Securities Act or by the rules and regulations thereunder to be described in the Registration Statement, the Disclosure Package and the Prospectus which is not so described.
(bb)
Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.  The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.
(cc)
The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental or regulatory agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd)
Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, or affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions or  (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.  For the past three years, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.
(ee)
The Company and its subsidiaries have not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes in contravention of applicable law, provided that no representation is made as to the activities of the Underwriters.
(ff)
This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by federal and state securities laws).
(gg)
Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus was, at the time issued and at the time of any express, written reaffirmation thereof, made with a reasonable basis and in good faith.

(hh)
All statistical, industry and market-related data included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required.
(ii)
Each of the Company and its subsidiaries owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Disclosure Package, as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses (collectively, the “Intellectual Property”), except where the failure to own or possess such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect, and the Company is unaware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of its subsidiaries with respect to the Intellectual Property that, if resolved adversely to the Company, would, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of its subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any of its subsidiaries has received notice of a claim by a third party to the contrary that, if resolved adversely to the Company, would, individually or in the aggregate, have a Material Adverse Effect.
(jj)
Neither the Company nor any of its subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of, or under collective bargaining agreements, is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of its subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of its subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the ERISA or the rules and regulations promulgated thereunder concerning the employees of the Company or any of its subsidiaries.
(kk)
The Company and its subsidiaries are not in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its subsidiaries or any of their respective properties, which violation would, if continued, have a Material Adverse Effect, or materially impair the ability of the Company to perform its obligations under this Agreement.

(ll)
The Company and its subsidiaries have implemented disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) and believe they are effective.
(mm)
Neither the issuance, sale and delivery of the Notes nor the application of the proceeds thereof by the Company as described in the Registration Statement, the Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
(nn)
Neither the Company nor any of its subsidiaries has not taken and will not take, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.
(oo)
The Company’s and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the businesses of the Company and its subsidiaries as currently conducted. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data) (“Personal Data”) used in connection with its business, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that would not, singly or in the aggregate, reasonably be expected to have a material and adverse effect on the Company and its subsidiaries. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.
Any certificate signed by or other representation made by an officer of the Company delivered or otherwise provided to the Underwriters or Underwriters’ counsel shall be deemed to be a representation.
2.
Purchase of the Notes by the Underwriters.
(a)
The Company agrees to issue and sell the Notes to the Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase from the Company all of the Notes at a price equal to $24.125 per Note, plus accrued interest from October 27, 2020, if settlement occurs after that date.  The Company will not be obligated to deliver any of the Notes except upon payment for all the Notes to be purchased as provided herein.

(b)
Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the Underwriters to purchase, severally and not jointly, up to $9,000,000 aggregate principal amount of Option Securities at the same purchase price per Note as the Underwriters shall pay for the Firm Securities.  Said option may be exercised in whole or from time to time in part on or before the 30th day after the date of the Prospectus upon oral or written notice by the Representative to the Company setting forth the aggregate principal amount of Option Securities as to which the several Underwriters are exercising the option and the settlement date.  The aggregate principal amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the aggregate principal amount of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any Optional Securities being in denominations of less than $25.
3.
Offering by the Underwriters.  The Company understands that the Underwriters intend to make a public offering of the Notes as soon after the effectiveness of this Agreement as in the judgment of the Representatives are advisable, and initially to offer the Notes on the terms set forth in the Prospectus.  The Company acknowledges and agrees that the Underwriters may offer and sell Notes to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Notes purchased by it to or through any Underwriter.
4.
Delivery and Payment.
(a)
Payment for and delivery of the Firm Securities will be made at the offices of Mayer Brown LLP at 10:00 A.M., New York City time, on October 27, 2020, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Firm Delivery Date.”  If the option provided for in Section 2(b) hereof is exercised, payment for and delivery of the Option Securities will be made at the offices of Mayer Brown LLP on such date and time, not later than the third business day after the exercise of such option, as the Representatives and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Option Delivery Date” and each of the Firm Delivery Date and the Option Delivery Date, a “Delivery Date”.  If settlement for the Option Securities occurs after the Firm Delivery Date, the Company will deliver to the Representative on the Option Delivery Date, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Firm Delivery Date pursuant to Section 8 hereof.
(b)
Payment for the Notes shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to Cede & Co., the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Notes (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Notes duly paid by the Company.  The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Firm Delivery Date.

5.
Agreements of the Company.  The Company agrees with the Underwriters:
(a)
To prepare the Prospectus in a form reasonably approved by the Representatives and to file the Prospectus pursuant to Rule 424(b) under the Securities Act within the time period prescribed; to file any Issuer Free Writing Prospectus (including the term sheet substantially in the form of Schedule III hereto) to the extent required by Rule 433 under the Securities Act within the time period prescribed; to make no amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus which shall be reasonably objected to by the Representatives promptly after reasonable notice thereof; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, or of any request by the Commission for the amendment or supplement of the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain the withdrawal of such order.
(b)
To furnish to the Underwriters a copy of each proposed Free Writing Prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Free Writing Prospectus to which the Representatives reasonably object.
(c)
Unless otherwise consented to by the Representatives in writing, not to take any action that would result in the Underwriters or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a Free Writing Prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

(d)
If the Disclosure Package is being used to solicit offers to buy the Notes at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Disclosure Package conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Disclosure Package to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request (whose name and address is supplied to the Company), either amendments or supplements to the Disclosure Package so that the statements in the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Disclosure Package, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Disclosure Package, as amended or supplemented, will comply with applicable law.
(e)
If, during such period after the first date of the public offering of the Notes as, in the reasonable opinion of counsel for the Underwriters, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by the Underwriters or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Notes may have been sold by the Underwriters and to any other dealers upon request (whose names and addresses are supplied to the Company), either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.
(f)
Promptly from time to time to take such actions as the Underwriters may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Underwriters have requested and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process or general taxation in any jurisdiction.

(g)
As soon as practicable, but not later than the Availability Date (as defined below), to make generally available to its security holders and deliver to the Underwriters an earnings statement of the Company covering a period of at least twelve months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Securities Act (it being agreed that for the purpose of this subsection 5(g) only, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).
(h)
Furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to the Underwriters (i) for a period of five years from the effective date of the Registration Statement, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company are listed, as soon as they are available, and (ii) for a period of one year from the effective date of the Registration Statement, such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request, provided, however, that the Company shall not be required to furnish any such report to the extent such information is publicly available through the Commission’s website or disseminated through a national news service.
(i)
If the Company elects to rely on Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Eastern time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.
(j)
During the period from the date hereof through and including the 30th calendar day following the date hereof, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company and having a tenor of more than one year other than in a private placement exempt from the registration requirements of the Securities Act.
(k)
The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Prospectus.
(l)
The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Notes.
(m)
The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)
The Company will use its best efforts to effect the listing of the Notes, within 30 days after the Delivery Date, on the NASDAQ Global Market.
(o)
The Company will prepare a final term sheet containing only a description of the Notes, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”).  Any such Final Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement.  A form of the Final Term Sheet for the Notes is attached hereto as Schedule III.
6.
Certain Agreements of the Underwriters.  Each Underwriter hereby represents and agrees that:
(a)
It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Schedule II or prepared pursuant to paragraph (c), (e) and (f) of Section 5 above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing.  Notwithstanding the foregoing, the Underwriters may use a term sheet substantially in the form of Schedule III hereto without the consent of the Company.
(b)
It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering of the Notes (and will notify the Company if any such proceeding against it is initiated).

7.
Expenses.  The Company agrees with the Underwriter that it will pay or cause to be paid the following, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated: (i) the fees, disbursements and expenses of their counsel and accountants in connection with the registration of the Notes under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus and any Free Writing Prospectus and amendments and supplements thereto, and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or reproducing documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 5(f) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriter in connection with such qualification; (iv) the filing fees incident to securing any required review by FINRA of the terms of the sale of the Notes; (v) the fees and expenses of the Trustee, including the reasonable and documented fees and disbursements of counsel for the Trustee in connection with the Indenture and the Notes; (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics and officers of the Company; (vii) all fees, relating to the inclusion of the Notes for listing and quotation on the NASDAQ Stock Market; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6.  The Company agrees to reimburse the Underwriters for up to $75,000 of its fees and expenses in connection with the offering, including the fees and expenses of its counsel.  It is understood, however, that except as provided in this Section 6, and in Section 9 and Section 12 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Notes by it, and any advertising expenses connected with any offers it may make.
If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 8 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company will reimburse the Underwriter upon demand for all out-of-pocket accountable expenses (including reasonable fees and disbursements of counsel) that shall have been actually incurred by them in connection with the proposed purchase and sale of the Notes.
8.
Conditions to the Obligations of the Underwriters.  The obligations of the Underwriter hereunder, as to the Notes to be delivered at each Delivery Date, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the date hereof and each Delivery Date, true and correct and the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions, unless any such condition is waived in writing by the Representatives:

(a)
The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); each Issuer Free Writing Prospectus shall have been filed with the Commission if, in the manner and within the time period required by Rule 433; no stop order suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriter.
(b)
On each Delivery Date, Mayer Brown LLP, counsel for the Underwriters, shall have furnished to the Underwriter an opinion or opinions, dated such dates, with respect to the issuance and sale of the Notes on each Delivery Date, the Registration Statement, the Disclosure Package, the Prospectus, and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.
(c)
On each Delivery Date, Morrison & Foerster LLP, counsel for the Company, and Christopher A. Wilson, General Counsel to the Company shall have furnished to the Underwriter written opinions, dated such dates, in form and substance satisfactory to the Underwriters, to the effect of the matters set forth on Exhibits A and B hereto, respectively.
In rendering such opinions, Morrison & Foerster LLP may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries, and public officials.
(d)
On the date of this Agreement and also at each Delivery Date, Crowe LLP, shall have furnished to the Underwriter a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.

(e)
(i) The Company and its subsidiaries shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or expressly contemplated in the Disclosure Package and the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or its subsidiaries (except for newly-issued shares issued pursuant to the Company’s employee benefit plans, stock-based incentive plans, incentive compensation plans, or other similar plans in the ordinary course of business and borrowings and repayments under the Company’s revolving credit facility in the ordinary course of business) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company or its subsidiaries, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered at such Delivery Date on the terms and in the manner contemplated by the Prospectus.
(f)
The Company shall have furnished or caused to be furnished to the Underwriters on such Delivery Date certificates of officers of the Company satisfactory to the Underwriter as to the accuracy of the representations and warranties of the Company herein at and as of the date hereof and each Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsections (a) and (e) of this Section 8 and as to such other matters as the Underwriter may reasonably and timely request in writing.
(g)
The Company shall have furnished or caused to be furnished to the Underwriters as of the date hereof a certificate of the chief financial officer of the Company certifying certain financial statements of the Company as set forth in Exhibit A thereto.
(h)
FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions contemplated hereby.
(i)
Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Notes or any other debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Notes or of any other debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(j)
On or before such Delivery Date, the Representatives and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Notes as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and its counsel, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, each Delivery Date by the Underwriters.  Notice of such cancellation shall be given to the Company in writing, or by telephone or facsimile (with written confirmation of receipt).
9.
Indemnification and Contribution.
(a)
The Company will indemnify and hold harmless the Underwriters, and each person, if any, who controls the Underwriter within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof, or in the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claims as such expenses are incurred, provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based solely upon an untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof, or the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters through the Representatives expressly for use therein.

(b)
Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based solely upon any untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claim as such expenses are incurred.

(c)
Promptly after receipt by an indemnified party under subsections (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party, unless and to the extent that such indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have (i) been advised by counsel that representation of such indemnified party and the indemnifying party would present an actual or potential conflict of interest or (ii) reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and the above-described approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its consent and will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in accordance with the provision to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).  Notwithstanding the immediately preceding sentence and the third preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse an indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder by such indemnified party (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim, (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party and (iii) does not include any injunction, equitable relief, consent or other restriction against or obligation upon the indemnified party.

(d)
If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, severally, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the indemnifying party shall contribute to such amount paid or payable by the indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters of the Notes on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion, in the case of the Company, as the total price paid to the Company for the Notes by the Underwriters (net of underwriting discount but before deducting expenses), and, in the case of the Underwriters, as the underwriting discount received by the Underwriters bears to the total of such amounts paid to the Company and received by the Underwriters as underwriting discount in each case as contemplated by the Prospectus.  The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount or commission applicable to the Notes purchased by the Underwriters minus the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)
The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and agent of each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.
10.
Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriter.
11.
Substitution of Underwriters. If one of the Underwriters shall fail or refuse at each Delivery Date to purchase any of the Notes which it has agreed to purchase hereunder, and the aggregate principal amount of Notes which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes, the other Underwriter shall be obligated to purchase the Notes which such defaulting Underwriter agreed but failed or refused to purchase, in the proportions which the number of Notes which they have respectively agreed to purchase pursuant to Section 2 hereof bears to the aggregate number of Notes which such non-defaulting Underwriter has so agreed to purchase, or in such other proportions as such non-defaulting Underwriter may specify; provided that in no event shall the maximum number of Notes which any Underwriter has become obligated to purchase pursuant to Section 2 hereof be increased pursuant to this Section 11 by more than one-ninth of the number of Notes agreed to be purchased by such Underwriter without the prior written consent of such Underwriter.  If any Underwriter shall fail or refuse at each Delivery Date to purchase any Notes and the aggregate number of Notes which such defaulting Underwriter agreed but failed or refused to purchase exceeds one-tenth of the aggregate principal amount of the Notes and arrangements satisfactory to the non-defaulting Underwriter and the Company for the purchase of such Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter or the Company for the purchase or sale of any Notes under this Agreement.  In any such case either the Underwriters or the Company shall have the right to postpone each Delivery Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected.  Any action taken pursuant to this Section 11 shall not relieve the defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
12.
Termination.

(a)
This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company at any time on or prior to the delivery of any payment for the Notes, if prior to such time there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, NASDAQ Stock Market, NYSE MKT, the Chicago Board of Options, the Chicago Mercantile Exchange, or the Chicago Board of Trade; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Stock Market, (iii) a general moratorium on commercial banking activities declared by either Federal, Australian, New York, Delaware or California authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Australia; or (iv) (A) the outbreak or escalation of hostilities involving the United States or Australia or the declaration by the United States or Australia of a national emergency or war, or (B) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States, Australia or elsewhere, including, without limitation, as a result of terrorist activities occurring after the date hereof, if the effect of any such event specified in clause (iv), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Disclosure Package or Prospectus.
(b)
If this Agreement shall be terminated pursuant to this Section 12, the Company shall not then be under any liability to the Underwriters except as provided in Section 6 and Section 9 hereof; but if for any other reason the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to this Section 12 or because of any refusal, inability or failure on the part of the Company to perform any agreements herein or comply with the provisions hereof other than by reason of a default by the Underwriters, the Company will be responsible, jointly and severally, for and will reimburse the Underwriters upon demand, for all reasonable and documented out-of-pocket expenses, including reasonable fees and disbursements of counsel, actually incurred by the Underwriters in connection with the proposed purchase, sale and delivery of the Notes.
13.
Information Furnished by the Underwriters.  The identity of the Underwriters set forth on the cover page of the Prospectus and in the first paragraph under the heading “Underwriting,” the concession and reallowance figures appearing under the heading “Underwriting” and the representations with respect to stabilization activities and short positions under the heading “Underwriting” constitute the only written information furnished by reference or on behalf of the Underwriters referred to in Sections 1(b) and (c) and 9(a) and (b) hereof.

14.
Notices.  In all dealings hereunder, the Representatives shall act on behalf of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters made or given by the Representatives.  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be sufficient in all respects if delivered, or sent by mail or facsimile (with written confirmation of receipt) to D.A. Davidson & Co., 8 Third Street North, The Davidson Building, Great Falls, Montana 59401, Attention: Syndicate Department, B. Riley Securities, Inc. at 299 Park Avenue, 21st Floor, New York, New York 10171, Attention: General Counsel and Janney Montgomery Scott LLC, 1717 Arch Street, Floor 22, Philadelphia, PA 19103, Attention: John Nelson, and if to the Company shall be sufficient in all respects if delivered or sent by mail or facsimile (with written confirmation of receipt) to the address of the Company set forth in the Prospectus, Attention: General Counsel.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
15.
Successors.  This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, to the extent provided in Sections 9 and 10 hereof, the officers and directors of the Company, the officers and directors, employees and agents of the Underwriters and each person who controls the Company or each Underwriter and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Notes from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.
16.
Time of the Essence.  Time shall be of the essence in this Agreement.
17.
No Fiduciary Obligations.  The Company acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement, including the determination of the public offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand and does not constitute a recommendation, investment advice or solicitation of any action by the Underwriters, (ii) in connection with the offering contemplated hereby and the process leading to such transaction the Underwriters are and have been acting solely as principals and are not the agent or fiduciary of the Company, or the Company’s stockholders, creditors, employees or any other third party, (iii) the Underwriters have not assumed or will not assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriters have advised or are currently advising the Company on other matters) and the Underwriters do not have any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their affiliates may be engaged in a broad range of separate transactions with other clients that involve interests that differ from those of the Company; (v) the Underwriters have not provided any legal, accounting, regulatory, investment or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate; and (vi) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by any Underwriter with respect to any entity or natural person.

18.
Authority of the Representatives.  Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.
19.
Effectiveness of Agreement.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
20.
Applicable Law; Agent for Service and Jurisdiction.  This Agreement shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.  No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters.  The Company and the Underwriters each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Underwriters and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.
21.
Captions.  The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.
22.
Partial Unenforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof.  If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
23.
Counterparts.  This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
24.
Amendment or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
25.
Recognition of the U.S. Special Resolution Regimes.
(a)
In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)
In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i)
a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)
a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)
a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
26.
Entire Agreement.  This Agreement, together with any other contemporaneous and prior written agreements, constitutes the entire agreement among the parties with respect to the proposed offering.
[Signatures appear on following page]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us, whereupon this instrument shall constitute a binding agreement between the Representatives and the Company.

Very truly yours,

GENERAL FINANCE CORPORATION

By:  /s/ Christopher A. Wilson
      Name: Christopher A. Wilson
      Title:   General Counsel & Vice President

Accepted as of the date hereof
D.A. DAVIDSON & CO.

By: /s/ James Keckler
      Name: James Keckler
      Title:   Managing Director

B. Riley Securities, Inc.

By: /s/ Patrice McNicoll
      Name: Patrice McNicoll
      Title:   Co-Head of Investment Banking

JANNEY MONTGOMERY SCOTT LLC

By: /s/ John Nelson

      Name: John Nelson
      Title:   Managing Director

SCHEDULE I
UNDERWRITERS
Underwriters	Principal Amount of Firm Securities to be Purchased
D.A. Davidson & Co.	$29,100,000
B. Riley Securities, Inc.	11,100,000
Janney Montgomery Scott LLC	5,400,000
William Blair & Company	9,000,000
Wedbush Securities Inc.	3,000,000
National Securities Corporation	2,400,000
Total	$60,000,000

SCHEDULE II
Issuer Free Writing Prospectuses
Final Term Sheet dated October 21, 2020

SCHEDULE III

Supplementing the Preliminary Prospectus Supplement
dated October 20, 2020

$60,000,000
General Finance Corporation

7.875% Senior Notes due 2025

Final Pricing Term Sheet

October 21, 2020

This pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus Supplement, dated October 20, 2020 (the “Preliminary Prospectus Supplement”).  The information in this pricing term sheet supplements the Preliminary Prospectus Supplement and updates and supersedes the information in the Preliminary Prospectus Supplement to the extent it is inconsistent with the information in the Preliminary Prospectus Supplement.  Terms used and not defined herein have the meanings assigned in the Preliminary Prospectus Supplement.

Issuer:	General Finance Corporation
Principal Amount:	$60,000,000
Over-allotment Option	$9,000,000
Trade Date:	October 21, 2020
Settlement Date (T+4):	October 27, 2020
Maturity Date:	October 31, 2025
Interest Rate:	7.875%
Price to Public:	$25.00 per Note ($25 face amount)
Underwriter’s Discount (%/$):	3.50% / $2,100,000
Net Proceeds to issuer (before expenses):	$57,900,000
Interest Payment Dates:	January 31, April 30, July 31 and October 31 of each year, beginning January 31, 2021.
Record Dates:	January 15, April 15, July 15 and October 15
Redemption Provisions:
Make-whole call at T+50 prior to October 31, 2022.
On and after October 31, 2022, at the prices set forth below (expressed as percentages of the principal amount of the Notes) for the twelve-month period beginning on October 31 of the years indicated below, plus accrued and unpaid interest:

Equity Clawback	Up to 35% at 107.875% prior to October 31, 2022.
Change of Control:	Upon the occurrence of a Change of Control, the Issuer must offer to repurchase the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest to the date of repurchase.
Use of Proceeds:
The net proceeds from the offering, after deducting underwriting discounts and commissions, the structuring fee and other offering expenses payable by the Issuer, will be $57,200,000, which will be used to redeem approximately $57,200,000 aggregate principal amount of the Issuer’s outstanding $77,390,000 aggregate principal amount of Senior Notes due 2021.

Denominations:	$25 minimum denominations and integral multiples of $25 in excess thereof.
Exchange:
The Issuer intends to apply to list the Notes on the NASDAQ Global Market under the symbol “GFNSZ”.  If the application is approved, the Issuer expects trading in the Notes on the NASDAQ Global Market to begin within 30 days after the settlement date.

CUSIP/ISIN:	369822 AA9 / US369822AA94
Joint Book-Running Manager:	D.A. Davidson & Co. B. Riley Securities, Inc. Janney Montgomery Scott LLC
Co-Managers	William Blair & Company National Securities Corporation Wedbush Securities Inc.

The Issuer has filed a registration statement (including a prospectus supplement and the accompanying prospectus) on Form S-3 (File No. 333-227399) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates.  Before you invest, you should read the prospectus supplement and the accompanying prospectus in the registration statement and the other documents the Issuer has filed with the SEC for more complete information about the Issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, you can request a copy of the prospectus supplement and the accompanying prospectus by contacting: D.A. Davidson & Co. by calling toll-free (800) 332-5915 or emailing prospectusrequest@dadco.com; B. Riley Securities, Inc. by calling collect (703) 312-9580 or emailing prospectuses@brileyfin.com; or Janney Montgomery Scott LLC by calling collect (215) 665-4450 or emailing prospectus@janney.com.

EXHIBIT A
MORRISON & FOERSTER OPINION
[Provided separately]

EXHIBIT B
GENERAL COUNSEL OPINION
(i)
Each of Southern Frac, LLC, Pac-Van, Inc. and PV Acquisition Corp. have been duly incorporated or organized and are validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of their respective jurisdictions of incorporation or organization, with corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and each of the Company and its domestic subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or conducts business so as to require such qualification except where the failure to so qualify would not result in a Material Adverse Effect; other than the subsidiaries listed in Exhibit 21 (the “Subsidiaries”) to the Company’s Annual Report on Form 10-K for the year ended June 30, 2020 (the “Form 10-K”), the Company has no direct or indirect subsidiaries or equity interests in any other entity; and the Company owns, directly or indirectly, 100% of the equity interests of each subsidiary, except to the extent set forth in Exhibit 21 to the Form 10-K.
(ii)
The Company has an outstanding capitalization as set forth under the caption “Capitalization” in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description contained in the Prospectus;
(iii)
There are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental or regulatory agency, court or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company or any of its subsidiaries or involving the Company’s or any of its subsidiaries properties or business, other than litigation incident to the kind of business conducted by the Company and its subsidiaries which, individually and in the aggregate, is not material;
(iv)
The execution, delivery and performance by the Company of this Agreement and the Indenture, the issuance and sale of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated thereby will not result in a breach or violation of any of the terms or provisions of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries are bound or to which any of the property or assets of the Company or its subsidiaries is subject or of any statute or any order, rule, regulation, writ, judgment or decree of any court or governmental agency or body or any regulatory authority having jurisdiction over the Company or its subsidiaries or any of their respective properties, except as would not, individually or in the aggregate, result in a Material Adverse Effect; and

(v)
No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body or any regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Notes and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under the Securities Act, under state securities or Blue Sky laws, any necessary listing application with the NASDAQ and under the rules of FINRA in connection with the purchase and distribution of the Notes by the Underwriters.
(vi)
To our knowledge, after due inquiry, there are no material contracts or other documents that are required to be described in the Registration statement or Prospectus pursuant to Regulation S-K or to be filed as exhibits to the Registration statement pursuant to item 601(b) of Regulation S-K which are not described and filed as required.
(vii)
The documents incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus, when filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

Negative Assurances
During the course of the preparation of the Registration Statement, the Prospectus and the Disclosure Package, I participated in conferences with other representatives of the Company, including certain of its executive, financial, and accounting officers, representatives of its independent public accountants, and representatives of the Underwriters, including the Underwriter’s counsel, at which conferences the contents of the Registration Statement, the Prospectus and the Disclosure Package and related matters were discussed.
I advise you that in and on the basis of my review of the Registration Statement, the Prospectus and the Disclosure Package and my participation in their preparation, nothing has come to my attention that causes me to believe that (i) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus or any amendment or supplement thereto, at the date of the Prospectus or such amendment and as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Disclosure Package, as of the Initial Time of Sale, contained an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.